1997 ANNUAL
                                                                          REPORT

                                     -------
                                      P A X
                                     -------
                                      WORLD
                                     -------
                                     GROWTH
                                     -------
                                      FUND
                                     -------

                                [Graphic Omitted]

                                     ANNUAL
                                     REPORT

                                DECEMBER 31, 1997

Dear Pax World Growth Fund Shareholder:

      Since its inception last June, the Pax World Growth Fund has experienced an impressive inflow of assets. We are honored that so many of you have demonstrated your faith in the potential of our new fund during a time that can only be described as unsettled. In recognition of the concerns many of you may be feeling at this time, we want to share our thoughts about the Fund's first six months and the market environment that it faces going forward.

      The Dow Jones Industrial Average hit an all-time high during the day of August 5, 1997, then, like a roller-coaster, plunged 7.3% in its worst monthly fall in seven years. It started September with a record 257-point climb but dropped 550 points during a harrowing October, as profit taking, nervousness associated with the tenth anniversary of "The Crash," and troubles in the Asian economies rattled traders' nerves. The market continued its dizzying ride into November, then began a recovery which has continued to this day, though not without fits of volatility along the way.

      Because the Fund emphasizes long-term growth, it invests in fast-growing sectors of the economy, including technology, and it seeks smaller companies whose potential for growth may be greater than that of more-established firms. The developments in Asia had their greatest impact on such companies, and the Fund's performance during the latter part of 1997 reflected this impact.

      Looking ahead, we firmly believe that the market's recent worries creates opportunities for the Fund. In technology, consumer products, and energy/environmental services in particular, we are finding companies whose price-earnings multiples are now below the S&P 500's average but whose earnings growth for at least the next few years may be twice the average. With a steady eye on the long-term goals of the Fund and its investors, we will continue to seek such companies for our portfolio.

      If you wish to track the Fund, it is listed in the newspapers as PAXWldGro. The ticker symbol is PXWGX. The share price is also available 24 hours a day through our website at www.paxfund.com or the automated phone system at 800-372-7827.

      Again, we appreciate the trust and confidence you have exhibited by investing with us, and we look forward to the challenges and opportunities that lie ahead.

      Sincerely yours,


      /s/ Laurence A. Shadek             /s/ Thomas W. Grant
      Laurence A. Shadek                 Thomas W. Grant
      Chairman                           President

January 20, 1998

           QUESTIONS AND ANSWERS - Robert P. Colin, Portfolio Manager
--------------------------------------------------------------------------------

Q. What factors affected Pax World Growth Fund's performance during the past year?

A. Pax World Growth Fund experienced a decline of 3.4% for the 5 1/2 months since the Fund began trading in mid-1997 for the following reasons:

      A) Being a new fund, we did not accumulate sufficient capital for investment purposes until July, 1997. The all-time intra-day high for the Dow Jones Industrial Average occurred on August 7th, which was followed by the biggest point decline ever recorded on October 27th.

      B) As a "growth" fund, the Fund began the investment process with a 25% (of assets) weighting in small-to-medium capitalization technology issues. The October-November market decline, which was exacerbated by the financial crises throughout Asia, exacted a heavy toll on technology stocks during that period.

      C) However, the Fund's net asset value rose in the final month of the year, despite investors' continued selling -- for tax loss reasons -- in the technology sector.

Q.    What was your investment strategy during the period under review?

A. The rationale for adding a growth fund to the Pax World Fund Family was to provide existing, as well as new, shareholders with an opportunity to participate in many of the dynamic growth sectors of the U.S. economy as well as in other economies around the world. Although some of these sectors, notably technology, experienced negative returns during the third and fourth quarters of 1997, we continue to believe that a portion of individual and family investment assets should be positioned in what are generally recognized to be "growth" companies.

Q. Would you give us some examples of the stocks purchased by Pax World Growth Fund?

A.    Our five largest positions at this very early stage of development were:
      1.    Network Associates Inc. - network management (anti-virus) software
      2.    Sony Corp. ADR - world leader in consumer electronics
      3.    Genentech Inc.- a major biotechnology company
      4.    ACNielsen Corp. - consumer market research
      5.    Reading & Bates Corp. - energy services

      As the name implies, Pax World Growth Fund will be seeking not just U.S. growth stocks, but investments in leading global entities as well. Sony Corp., a world leader in consumer electronics (which incidentally trades on the NYSE), is one example of the equity investment opportunities available to investors in Pax World Growth Fund.

--------------------------------------------------------------------------------
                       Security Diversification, 12/31/97
--------------------------------------------------------------------------------

[The following information was represented as a pie chart in the printed material.]

Technology          24%
Health Care         17%
Consumer Products   15%
Energy              12%
Telecommunications   7%
Industrial           7%
Financial            4%

--------------------------------------------------------------------------------
                      Ten Largest Stock Holdings, 12/31/97
--------------------------------------------------------------------------------

                         Percent of
Company                  Net Assets

Network Associates Inc........4.6%
Sony Corp. ADR................4.1%
Genentech Inc.................4.0%
ACNielsen Corp................3.7%
Reading & Bates Corp..........3.6%
AirTouch Communications Inc...3.6%
Hospitality Properties Trust..3.6%
Cable & Wireless
 Communications ADR...........3.6%
Genesis Health Ventures Inc...3.4%
Host Marriott Corp............3.4%
----------------------------------
Total........................37.6%

--------------------------------------------------------------------------------
                           Asset Allocation, 12/31/97
--------------------------------------------------------------------------------

[The following information was represented as a pie chart in the printed material.]

Common Stocks            87%
Cash & Equivalents       13%

                           PAX WORLD GROWTH FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

                                        NUMBER OF              PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE        SHARES       VALUE    NET ASSETS
--------------------------------------------------------------------------------
        COMMON STOCKS

CONSUMER PRODUCTS
  General Nutrition Co., Inc........       1,600  $   54,400
  Host Marriott Corp................       8,000     157,000
  Nestle SA Sponsored ADR...........       2,000     149,625
  Polaroid Corp.....................       1,200      58,425
  Sony Corp. ADR....................       2,100     190,575
  Sylvan Learning Systems, Inc......       2,500      97,500
                                                  ----------
                                                     707,525       15.4%
                                                  ----------
ENERGY
  Baker Hughes, Inc.................       3,000     130,875
  EEX Corp..........................      15,000     135,938
  Enron Corp........................       3,000     124,686
  Reading & Bates Corp..............       4,000     167,500
                                                  ----------
                                                     558,999       12.1
                                                  ----------
FINANCIAL
  Hospitality Properties Trust......       5,000     164,375        3.6
                                                  ----------
HEALTH CARE
  BioChem Pharmaceuticals, Inc......       3,100      64,713
  Chiron Corp.......................       5,000      85,000
  Covance, Inc......................       5,000      99,375
  Genentech, Inc....................       3,000     181,875
  Genesis Health Ventures, Inc......       6,000     158,250
  IDEXX Laboratories, Inc...........       5,000      79,688
  Sunrise Assisted Living, Inc......       3,000     129,375
                                                  ----------
                                                     798,276       17.3
                                                  ----------
INDUSTRIAL
  ACNielsen Corp....................       7,000     170,625
  Jacobs Engineering Group, Inc.....       6,000     152,250
                                                  ----------
                                                     322,875        7.0
                                                  ----------

PAX WORLD GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS, continued

                                        NUMBER OF              PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE        SHARES       VALUE    NET ASSETS
--------------------------------------------------------------------------------
       COMMON STOCKS, continued

TECHNOLOGY
  Applied Voice Technology, Inc.....       2,000  $   56,500
  Cabletron Systems, Inc............       5,000      75,000
  DSC Communications, Corp..........       5,000     120,000
  Netscape Communications Corp......       3,500      85,313
  Network Associates, Inc...........       4,000     211,500
  New Era of Networks, Inc..........       5,000      56,250
  NextLevel Systems Inc.............       8,350     149,256
  Oracle Systems Corp...............       5,000     111,563
  Symbol Technologies, Inc..........       3,500     132,125
  Tellabs, Inc......................       2,000     105,750
                                                  ----------
                                                   1,103,257       24.0%
                                                  ----------
TELECOMMUNICATIONS
  AirTouch Communications, Inc......       4,000     166,250
  Cable & Wireless Communications ADR      6,000     163,125
                                                  ----------
                                                     329,375        7.2
                                                  ----------    -------
    TOTAL COMMON STOCKS.............               3,984,682       86.6

                                        PRINCIPAL
                                         AMOUNT
                                        ---------
    REPURCHASE AGREEMENT

State Street Bank (U.S. Government
 agency and instrumentality bonds);
 2%; dated December 31, 1997; due
 January 2, 1998 ...................    $637,000     637,000       13.8
                                                  ----------    -------

    TOTAL INVESTMENTS...............               4,621,682      100.4

Liabilities, less cash, receivables
 and deferred costs.................                 (16,454)       (.4)
                                                  ----------    -------

    NET ASSETS......................              $4,605,228      100.0%
                                                  ----------    -------


See notes to financial statements.

                           PAX WORLD GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

                                     ASSETS

Investments, at value - note A
  Common stocks (cost - $4,204,226).......................    $ 3,984,682
  Repurchase agreement (cost - $637,000)..................        637,000
                                                              -----------
                                                                4,621,682

Cash......................................................        105,316

Receivables
  Dividends and interest..................................          3,185
  Investment securities sold..............................          2,582

Organization costs - note A...............................          4,500
Deferred offering costs - note A..........................         37,933
Deferred registration fees - note A.......................         19,360
                                                              -----------
    Total assets..........................................      4,794,558
                                                              -----------

                                   LIABILITIES

Payables
  Investment securities purchased.........................        127,340
  Organization costs, deferred offering costs and deferred
  registration fees payable to Adviser - note A...........         61,793

Accrued expenses
  Transfer agent fee......................................            197
                                                              -----------
    Total liabilities.....................................        189,330
                                                              -----------
Net assets (equivalent to $9.66 per share based on 476,784
  shares of capital stock outstanding) - note E...........    $ 4,605,228
                                                              -----------
Net asset value and redemption price per share
  ($4,605,228 / 476,784 shares outstanding)...............    $      9.66
                                                              -----------
Offering price per share..................................    $      9.91
                                                              -----------


See notes to financial statements.

                           PAX WORLD GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
     Period March 12, 1997 (the date of incorporation) to December 31, 1997

Investment income (loss)
  Income - note A
    Dividends...................................                $    6,474
    Interest....................................                     3,929
                                                                ----------
      Total income..............................                    10,403

Expenses
  Investment advisory fee - note B..............  $   12,500
  Distribution expenses - note D................      78,615
  Legal fees and related expenses - note B......      37,802
  Custodian fees - note F.......................      14,542
  Registration fees - note A....................      10,755
  Directors' fees and expenses - note B.........      10,015
  Transfer agent fee............................       7,828
  Amortization of organization costs, deferred
   offering costs and deferred registration
   fees - note A................................       6,866
  Audit fees....................................       5,495
  Other.........................................       4,693
  Printing......................................       3,878
                                                  ----------
      Total expenses............................     192,989

      Less: Expenses assumed by Adviser - notes
       B and G                                      (176,273)
                                                  ----------

          Net expenses..........................                   16,716
                                                                ---------

      Investment (loss) - net...................                   (6,313)
                                                                ---------

  Realized and unrealized gain (loss) on
   investments - note C
    Net realized gain on investments............                       45
    Unrealized depreciation of investments for
     the period ................................                 (219,544)
                                                                ---------
      Net (loss) on investments.................                 (219,499)
                                                                ---------
      Net (decrease) in net assets resulting
       from operations .........................                $(225,812)
                                                                ---------


See notes to financial statements.

                           PAX WORLD GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
     Period March 12, 1997 (the date of incorporation) to December 31, 1997

Increase in net assets
  Operations
    Investment (loss) - net...............................    $   (6,313)
    Net realized gain on investments......................            45
    Unrealized depreciation of investments................      (219,544)
                                                              ----------
      Net (decrease) in net assets resulting from operations    (225,812)
  Capital share transactions - note E.....................     4,831,040
                                                              ----------
      Net increase in net assets..........................     4,605,228

Net assets
  Beginning of period.....................................            --
                                                              ----------
  End of period (including accumulated investment
   loss - net of $6,313) .................................    $4,605,228
                                                              ----------


See notes to financial statements.

                           PAX WORLD GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

      Pax World Growth Fund, Inc. ("Fund"), incorporated in Delaware on March 12, 1997, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 9, 1997 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the Fund's Adviser ("Adviser"). Investment operations commenced July 9, 1997.

      The Fund's policy is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. Its investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

Valuation of investments

      Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Repurchase agreements are valued at cost; accrued interest to December 31 is included in interest receivable.

Organization costs

      Costs incurred in connection with the organization of the Fund were paid initially by the Adviser. These costs were deferred and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $500 for the period ended December 31, 1997 is included on the statement of operations. Reference is made to note G.

Deferred offering costs

      Costs incurred in connection with the initial offering of the Fund's shares were paid initially by the Adviser. These costs were deferred and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced. Management has elected to change the amortization period from 12 months, as disclosed in the notes to financial statements accompanying the June 9, 1997 statement of assets and liabilities contained in the Statement of Additional Information dated June 11, 1997 filed with the Fund's Prospectus of the same date. Management deems that 60 months is more representative of the period of benefit. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,215 for the period ended December 31, 1997 is included on the statement of operations. Reference is made to note G.


Deferred registration fees

   Initial state registration fees were paid initially by the Adviser. The portion of the fees incurred for the initial registration of the Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511),

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, continued

as distinguished from the portion which represents the recurring, annual fee, was deferred and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $2,151 for the period ended December 31, 1997 is included on the statement of operations. Reference is made to note G.

      The portion of the state registration fee which represented the recurring, annual fee ($10,755) is included on the statement of operations.

Repurchase agreements

      The Fund may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund has not experienced any such losses.

Federal income taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to shareholders

      All distributions to shareholders are recorded by the Fund on the ex-dividend dates. There were no distributions made in 1997; there was a net investment loss for the period and the capital gain was less than $.01 per share.

Accounting estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

      The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, continued

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. In the event that the average net assets of the Fund are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment Advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser and H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc. ("Sub-Adviser"). Another officer of the Fund, who is not a director of the Fund, is also an officer of the Adviser.

      The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of the Fund per annum. Such expenses include (i) management, distribution and sub-advisory fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser was required to supply and assume a total of $159,152 for such services for the period March 12, 1997 (the date of incorporation) to December 31, 1997. Reference is made to note G.

      Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnishes investment advisory services in connection with the management of the Fund, determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Sub-Adviser is compensated by the Adviser without reimbursement from the Fund.

      All Directors are paid by the Fund for attendance at directors' meetings.

      During the period March 12, 1997 (the date of incorporation) to December 31, 1997, the Fund incurred legal fees and related expenses of $71,563 primarily with Rosner Bresler Goodman & Unterman, LLP (current general counsel for the
Fund) and Broudy & Jacobson (the initial general counsel for the Fund). Of the total, $33,761 was incurred in connection with the organization and initial registration of the Fund and are included in the deferred costs. Mr. Lee Unterman, currently a partner with Rosner Bresler Goodman & Unterman, LLP (and formerly a partner with Broudy & Jacobson), is Secretary of the Fund.

      All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in the Sub-Adviser, which is a division of the brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the period July 9, 1997 (the date investment operations commenced) to December 31, 1997 totaled $7,700 (30.9% of total commissions for the period).

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, continued

NOTE C - INVESTMENTS

      Purchases and proceeds from sales of investments, excluding short-term investments, aggregated $5,174,124 and $969,943, respectively, for the period July 9, 1997 (the date investment operations commenced) to December 31, 1997. There were no U.S. Government agency bonds purchased or sold during the period.

      Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for the period July 9, 1997 (the date investment operations commenced) to December 31, 1997 would have been approximately the same.

      For Federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $4,841,226.

NOTE D - DISTRIBUTION EXPENSES

      The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

      Transactions in capital stock were as follows for the period June 9, 1997 (the date operations commenced) to December 31, 1997:

                                                  Shares       Dollars
                                                 --------    ----------
Shares sold...................................    482,291    $4,885,876
Shares redeemed...............................     (5,507)      (54,836)
                                                 --------    ----------
Net increase..................................    476,784    $4,831,040
                                                 ---------   ----------

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, continued

      The components of net assets at December 31, 1997 are as follows:

         Paid-in capital (25,000,000 shares of $1 par value
          authorized) ......................................    $4,831,040
         Net investment (loss)..............................        (6,313)
         Undistributed capital gains........................            45
         Net unrealized (depreciation) of investments.......      (219,544)
                                                                ----------
            Net assets......................................    $4,605,228
                                                                ----------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

      State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset. The amount of earnings credit for the period ended December 31, 1997 was not material.

NOTE G - EXPENSES ASSUMED BY ADVISER

      The Adviser has assumed certain expenses incurred by the Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

      Expenses assumed by the Adviser in accordance with
        the Advisory Agreement, including amortization of
        the organization costs for the period ($500) .......      $159,152

      Expenses assumed by the Adviser on a voluntary basis
        Recurring registration fees.........................        10,755
        Amortization of deferred offering costs.............         4,215
        Amortization of deferred registration fees..........         2,151
                                                                  --------
        Total expenses assumed by Adviser...................      $176,273
                                                                  --------

      The expenses assumed on a voluntary basis had the effect of reducing the annualized ratio of total expenses to average net assets from 3.02% to 1.49% for the period June 9, 1997 (the date operations commenced) to December 31, 1997.

      Reference is made to notes A and B.

                           PAX WORLD GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data at December 31, 1997 and for the period June 9, 1997 (the date operations commenced) to December 31, 1997 have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the period June 9, 1997 (the date operations commenced) to December 31, 1997 in net asset value (based upon average number of shares outstanding)

      Net asset value, June 9, 1997 (initial offering price).....   $ 10.00
                                                                    -------
      Loss from investment operations
        Investment (loss) - net..................................      (.01)
        Realized and unrealized gain (loss) on investments - net       (.33)
                                                                    -------
          Loss from investment operations........................      (.34)
                                                                    -------
      Net asset value, December 31, 1997.........................     $9.66
                                                                    -------
---------------------------------------------------------------------------
2.    Total return...............................................   (3.40)%
---------------------------------------------------------------------------
3.    Ratios and supplemental data

        Ratio of total expenses to average net assets (A)........     1.49%

        Ratio of investment (loss) - net to average net assets (A)   (.56)%

        Portfolio turnover rate..................................    50.79%

        Average commission rate paid.............................    $.1776

        Net assets, December 31, 1997 ('000s)....................    $4,605

        Number of capital shares outstanding, December 31,
         1997 ('000s)............................................       477

(A)   These ratios have been annualized

                     [LETTERHEAD OF PANNELL KERR FORSTER PC]

                          Independent Auditors' Report

Board of Directors and Shareholders
Pax World Growth Fund, Inc.

      We have audited the statement of assets and liabilities of Pax World Growth Fund, Inc., including the schedule of investments, at December 31, 1997, and the related statement of operations, statement of changes in net assets and financial highlights for the period March 12, 1997 (the date of incorporation) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Growth Fund, Inc. at December 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the period March 12, 1997 (the date of incorporation) to December 31, 1997, in conformity with generally accepted accounting principles.


                         /s/ Pannell Kerr Forster, P.C.

January 16, 1998

                              Pax World Growth Fund

                       A Low-Load Diversified Growth Fund

                                222 State Street
                            Portsmouth, NH 03801-3853
                             http://www.paxfund.com/

For General Fund Information, please call:
1-800-767-1729

For Shareholder Account Information:
1-800-372-7827

For Broker Services:
1-800-635-1404

Transfer and Disbursing Agent-
PFPC, Inc.
Attn: Pax World Growth Fund
P.O. Box 8950
Wilmington, DE 19899-8950

General Counsel-
Rosner, Bresler, Goodman & Unterman, LLP
521 Fifth Avenue
New York, NY 10175

Independent Auditors-
Pannell Kerr Forster, P.C.
125 Summer Street
Boston, MA 02110-2326

Investment Adviser-
Pax World Management Corp.
222 State Street
Portsmouth, NH 03801-3853
1-800-767-1729

All Account Inquiries should be addressed to:
Pax World Growth Fund, Inc.
P.O. Box 8930
Wilmington, DE 19899-8930

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